EXHIBIT 10a2


                  Schedule identifying substantially identical
                  agreements, among American Brands, Inc.
                  ("American") and The Chase Manhattan Bank
                  (National Association), et al., to the Amendment to Trust Agreement constituting Exhibit 10a1 to the Quarterly Report on Form 10-Q of American for the quarterly period ended June 30, 1996
                  ------------------------------------------------



                                      Name
                                      ----

                                  Thomas C. Hays
                                  John T. Ludes
                                  Robert L. Plancher
                                  Robert J. Rukeyser
                                  Steven C. Mendenhall
                                  Dudley L. Bauerlein, Jr.